Hamilton Insurance Group, Ltd. Supplementary Financial Information March 31, 2026 Investor Contact Investor.Relations@hamiltongroup.com

Hamilton Insurance Group, Ltd. Table of Contents Page I. Basis of Presentation ... 1 II. Financial Highlights Financial Highlights ... 4 Key Operating and Financial Metrics ................................................................................................................................................................................. 5 III. Summary Consolidated Results Statements of Operations ................................................................................................................................................................................................... 6 Consolidated Balance Sheets ............................................................................................................................................................................................. 7 Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet ....................................................................................... 8 Net Investment Return ... 9 Fixed Maturity and Short-Term Investments ..................................................................................................................................................................... 10 IV. Segment Results Consolidated Underwriting Results .................................................................................................................................................................................... 11 5Q Consolidated Underwriting Results - Group ............................................................................................................................................................... 12 5Q Underwriting Results - International ............................................................................................................................................................................ 13 5Q Underwriting Results - Bermuda .................................................................................................................................................................................. 14 V. Other Information Modeled Exposure to Catastrophe Losses (PML) .......................................................................................................................................................... 15 Non-GAAP Measures ... 16

1 Basis of Presentation All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at the most recent year end is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information. This presentation is being provided for informational purposes only. It should be read in conjunction with the documents filed by Hamilton Insurance Group, Ltd. (referred to herein, together with its subsidiaries unless the context otherwise requires, as "Hamilton," the "Company," "we," "us" and "our") with the U.S. Securities and Exchange Commission (the "SEC"), including it's Form 10-Q. Special Note Regarding Forward-Looking Statements This presentation includes “forward looking statements” pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “target,” “should,” “could,” “would,” “seeks,” “intends,” “plans,” “contemplates,” “estimates,” "forecasts," or “anticipates,” or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements appear in a number of places throughout and relate to matters such as our industry, growth strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources, business plans (including syndicate capacity forecasts), and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties, and other important factors that could cause our actual results to differ materially from the forward-looking statements contained herein. Such risks, uncertainties, and other important factors include, among others, the risks, uncertainties and factors set forth in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, our other subsequent periodic reports filed with the SEC and the following: • challenges from competitors, including those arising from industry consolidation, alternative capital and technological advancements, including the increasing use of advanced analytics and artificial intelligence; • unpredictable events, including natural catastrophes and man-made disasters, global climate change and emerging claim, litigation and coverage issues that may increase loss severity or expand coverage obligations; • our ability, or that of the third parties on which we rely, to ensure reserves are adequate to cover actual losses and to accurately assess underwriting risk, models, assumptions, data quality and the pricing of risks, particularly in long-tail, low-frequency or emerging lines of business; • our ability to defend and protect our intellectual property rights, including our proprietary technology platforms and data, to comply with obligations under license and technology agreements or to obtain or renew licenses to technology or data on reasonable terms; • the impact of risks associated with human error, misconduct or fraud, model uncertainty, cybersecurity threats such as cyber-attacks and security breaches, misuse of artificial intelligence and our reliance on third-party information technology systems that may fail, be disrupted or require replacement; • our ability to secure necessary credit facilities, letters of credit or other forms of financing or collateral on favorable terms or at all;

2 Basis of Presentation Special Note Regarding Forward-Looking Statements (continued) • our limited financial and operational flexibility due to covenants and other restrictions in our existing or future credit facilities and debt arrangements; • our exposure to the credit risk of insurance and reinsurance intermediaries on which we rely for the collection of premiums and payment of claims; • our failure to pay claims in a timely manner, significant reserve strengthening, or the need to sell investments under unfavorable market or other conditions in order to meet liquidity requirements; • downgrades, potential downgrades or other negative actions by rating agencies, including changes in rating agency methodologies; • our ability to manage risks associated with adverse macroeconomic conditions, geopolitical instability and global events, including current or anticipated military conflicts, public health crises, terrorism, sanctions, inflation, rising interest rates, energy price volatility and other disruptions; • the cyclical nature of the insurance and reinsurance business, which may result in declines in pricing and more competitive terms and conditions; • our results of operations fluctuating significantly from period to period and not being indicative of our long-term prospects; • our ability to execute our strategy and to adapt our business and strategic plans in response to changing market, regulatory and competitive conditions; • our dependence on key executives and other personnel, including the potential loss of Bermudian or other critical personnel, and our ability to attract and retain qualified employees in highly competitive labor markets; • foreign operational risks, including foreign currency risk, political instability, regulatory uncertainty and differing legal regimes in jurisdictions where we operate; • our ability to identify, execute and integrate growth opportunities, including acquisitions or other strategic transactions, and to realize the anticipated benefits of such initiatives; • risks arising from our management of alternative reinsurance platforms and vehicles for third-party investors; • our inability to control the asset allocation, investment decisions or performance of the Two Sigma Hamilton Fund, LLC (the "TS Hamilton Fund") and our limited ability to withdraw capital from the TS Hamilton Fund; • conflicts of interest, governance, operational or regulatory risks involving Two Sigma Investments, LP ("Two Sigma"), the TS Hamilton Fund or their respective affiliates that could adversely affect investment performance or our business; • the historical performance of Two Sigma or the TS Hamilton Fund not being indicative of future performance or our future results; • risks associated with our investment strategy, including the use of leverage, derivatives, illiquid assets and concentration risk, which may be greater than those faced by some of our competitors; • our potentially becoming subject to additional or increased taxation, including U.S. federal income tax, Bermuda tax or other taxes, as a result of changes in tax laws, interpretations or our operations; • the potential classification of us or our subsidiaries as a passive foreign investment company or becoming subject to U.S. withholding and information reporting requirements under the U.S. Foreign Account Tax Compliance Act; • our ability to compete effectively in a highly regulated industry in light of new or changing domestic or international laws and regulations, including accounting standards and evolving regulatory interpretations; • the suspension, limitation or revocation of licenses or approvals required by our insurance and reinsurance subsidiaries; • significant legal, regulatory or governmental proceedings or investigations; • restrictions on our insurance and reinsurance subsidiaries’ ability to pay dividends or make other distributions to us; • challenges and costs associated with compliance with public company disclosure, governance and internal control requirements; • the limited ability of investors to influence corporate matters due to our multi-class share structure and the voting provisions in our Bye-laws;

3 Basis of Presentation Special Note Regarding Forward-Looking Statements (continued) • the risk that anti-takeover provisions in our Bye-laws or Bermuda law could discourage, delay or prevent a change in control, even if beneficial to shareholders; and • difficulties investors may face in enforcing judgments or protecting their interests against us or our directors and officers. There may be other factors that could cause our actual results to differ materially from the forward-looking statements. You should evaluate all forward- looking statements made herein in the context of these risks and uncertainties. You should read this information completely and with the understanding that actual future results may be materially different from expectations. We caution you that the risks, uncertainties, and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits, or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained herein apply only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

4 Financial Highlights Three Months Ended March 31, ($ in thousands) 2026 2025 Net income (loss) attributable to common shareholders ..................................................................................................................................................................... $ 133,538 $ 80,872 Operating income (loss) attributable to common shareholders .......................................................................................................................................................... $ 166,734 $ 49,391 Underwriting income (loss) Gross premiums written ... $ 940,110 $ 843,306 Net premiums written ... 653,659 603,875 Net premiums earned ... 570,515 498,928 Underwriting income (loss) ... $ 57,581 $ (58,259) Key Ratios: Attritional loss ratio - current year ... 54.5% 51.9 % Attritional loss ratio - prior year development ........................................................................................................................................................................................ 2.4% (2.9) % Catastrophe loss ratio - current year ...................................................................................................................................................................................................... 0.0% 32.0 % Catastrophe loss ratio - prior year development ................................................................................................................................................................................... 0.0% (1.8) % Loss and loss adjustment expense ratio ................................................................................................................................................................................................ 56.9% 79.2 % Acquisition cost ratio ... 25.3% 23.4 % Other underwriting expense ratio ... 7.6% 9.0 % Combined ratio ... 89.8% 111.6 % Investments Total assets ... $ 9,864,009 $ 8,342,831 Total cash and invested assets(1) ... 5,915,347 4,975,904 Total investment return(2) ... 93,610 167,326 Two Sigma Hamilton Fund Total net realized and unrealized gains (losses) on investments and net investment income (loss) - TSHF ............................................................................. 176,550 203,961 Net income (loss) attributable to non-controlling interest - TSHF ...................................................................................................................................................... 83,494 100,394 $ 93,056 $ 103,567 Two Sigma Hamilton Fund return, net of investment management fees and performance incentive allocations ...................................................................... 4.3% 5.5 % Fixed income, short term investments and cash and cash equivalents Total net realized and unrealized gains (losses) on investments and net investment income (loss) - other .............................................................................. $ 554 $ 63,759 (1) Total cash and total investments, plus receivables for investments sold, less payables for investments purchased, payables to related parties (TSHF) and non-controlling interest (TSHF). (2) Net realized and unrealized gains (losses) on investments, plus net investment income (loss), less non-controlling interest.

5 Three Months Ended March 31, ($ in thousands, except per share amounts) 2026 2025 Income (loss) per share attributable to common shareholders - basic ........................................................................................................................................ $ 1.34 $ 0.79 Income (loss) per share attributable to common shareholders - diluted ...................................................................................................................................... $ 1.31 $ 0.77 Operating income (loss) attributable to common shareholders per common share - diluted ................................................................................................... $ 1.64 $ 0.47 Weighted average common shares outstanding - basic ................................................................................................................................................................. 99,570,281 101,938,432 Weighted average common shares outstanding - diluted .............................................................................................................................................................. 101,797,497 105,152,167 Return on average common shareholders' equity - annualized .................................................................................................................................................... 19.3% 13.7 % Operating return on average common shareholders' equity - annualized ................................................................................................................................... 24.1% 8.4 % March 31, 2026 December 31, 2025 Closing common shareholders' equity, less intangible assets ....................................................................................................................................................... $ 2,638,119 $ 2,735,475 Closing common shareholders' equity ............................................................................................................................................................................................... $ 2,722,450 $ 2,822,099 Closing common shares outstanding ................................................................................................................................................................................................. 99,273,252 99,029,434 Book Value per Common Share Book value per common share ... $ 27.42 $ 28.50 Accumulated dividends ... $ 2.00 $ — Book value per common share plus accumulated dividends ...................................................................................................................................................... $ 29.42 $ 28.50 Year to date change in book value per common share plus accumulated dividends .............................................................................................................. 3.2% 24.2 % Tangible Book Value per Common Share Tangible book value per common share ......................................................................................................................................................................................... $ 26.57 $ 27.62 Accumulated dividends ... $ 2.00 $ — Tangible book value per common share plus accumulated dividends ....................................................................................................................................... $ 28.57 $ 27.62 Year to date change in tangible book value per common share plus accumulated dividends .............................................................................................. 3.4% 25.4 % Financial Highlights Key Operating and Financial Metrics

6 Three Months Ended March 31, ($ in thousands, except per share amounts) 2026 2025 Revenues Gross premiums written ... $ 940,110 $ 843,306 Reinsurance premiums ceded ... (286,451) (239,431) Net premiums written ... 653,659 603,875 Net change in unearned premiums ... (83,144) (104,947) Net premiums earned ... 570,515 498,928 Net realized and unrealized gains (losses) on investments ................................................................................................................................................................ 151,075 248,793 Net investment income (loss) ... 26,029 18,927 Total net realized and unrealized gains (losses) on investments and net investment income (loss) ........................................................................................... 177,104 267,720 Third party fee income ... 6,750 4,662 Net foreign exchange gains (losses) ...................................................................................................................................................................................................... 4,539 (2,529) Total revenues ... 758,908 768,781 Expenses Losses and loss adjustment expenses ................................................................................................................................................................................................... 324,785 395,234 Acquisition costs ... 144,507 116,881 Other underwriting expenses ... 50,392 49,734 Corporate expenses ... 11,072 12,968 Amortization of intangible assets ... 4,020 3,890 Interest expense ... 4,777 5,602 Total expenses ... 539,553 584,309 Income (loss) before income tax ... 219,355 184,472 Income tax expense (benefit) ... 2,323 3,206 Net income (loss) ... 217,032 181,266 Net income (loss) attributable to non-controlling interest .................................................................................................................................................................... 83,494 100,394 Net income (loss) and other comprehensive income (loss) attributable to common shareholders ................................................................................. $ 133,538 $ 80,872 Per share data Income (loss) per share attributable to common shareholders - basic ............................................................................................................................................. $ 1.34 $ 0.79 Income (loss) per share attributable to common shareholders - diluted ........................................................................................................................................... $ 1.31 $ 0.77 Return on average common shareholders' equity - annualized ......................................................................................................................................................... 19.3% 13.7 % Summary Consolidated Results Statements of Operations

7 March 31, December 31, September 30, June 30, March 31, ($ in thousands, except share information) 2026 2025 2025 2025 2025 Assets Fixed maturity investments, at fair value (amortized cost March 31, 2026: $3,029,242) .............................................. $ 3,016,314 $ 3,238,543 $ 3,022,441 $ 2,698,470 $ 2,425,986 Short-term investments, at fair value (amortized cost March 31, 2026: $450,836) ........................................................ 451,185 200,459 248,847 307,129 406,207 Investments in Two Sigma Funds, at fair value (cost March 31, 2026: $1,416,955) ...................................................... 1,685,031 1,587,658 1,500,672 1,453,781 1,341,079 Total investments ....................................................................................................................................................................... 5,152,530 5,026,660 4,771,960 4,459,380 4,173,272 Cash and cash equivalents ...................................................................................................................................................... 842,484 1,062,359 955,130 985,649 838,514 Restricted cash and cash equivalents ................................................................................................................................... 113,033 109,731 110,087 85,648 74,548 Premiums receivable ................................................................................................................................................................ 1,154,469 939,777 1,012,000 1,048,580 989,656 Paid losses recoverable ........................................................................................................................................................... 100,187 93,659 115,847 131,833 91,701 Deferred acquisition costs ........................................................................................................................................................ 291,312 257,203 259,260 253,402 242,346 Unpaid losses and loss adjustment expenses recoverable ................................................................................................ 1,412,974 1,375,857 1,303,833 1,236,660 1,235,045 Receivables for investments sold ........................................................................................................................................... 10,046 58,029 45,182 38,271 46,358 Prepaid reinsurance .................................................................................................................................................................. 418,978 296,351 334,025 360,890 329,213 Intangible assets ........................................................................................................................................................................ 84,331 86,624 88,848 90,061 91,184 Other assets ............................................................................................................................................................................... 283,665 265,363 217,198 222,676 230,994 Total assets .............................................................................................................................................................................. $ 9,864,009 $ 9,571,613 $ 9,213,370 $ 8,913,050 $ 8,342,831 Liabilities, non-controlling interest, and shareholders' equity Liabilities Reserve for losses and loss adjustment expenses .............................................................................................................. $ 4,595,810 $ 4,415,176 $ 4,206,077 $ 3,984,281 $ 3,815,307 Unearned premiums ................................................................................................................................................................. 1,583,245 1,377,474 1,443,460 1,414,344 1,337,516 Reinsurance balances payable ............................................................................................................................................... 460,804 296,400 372,711 417,251 346,240 Payables for investments purchased ..................................................................................................................................... 110,151 209,853 102,013 127,529 46,925 Term loan, net of issuance costs ............................................................................................................................................ 149,769 149,743 149,717 149,691 149,974 Accounts payable and accrued expenses ............................................................................................................................. 149,185 177,320 167,882 141,838 137,667 Payables to related parties ...................................................................................................................................................... 62,058 123,376 28,338 50,233 70,709 Total liabilities .......................................................................................................................................................................... 7,111,022 6,749,342 6,470,198 6,285,167 5,904,338 Non-controlling interest - TS Hamilton Fund ................................................................................................................... 30,537 172 81,179 69,292 39,154 Shareholders' equity Common shares: Class A, authorized (March 31, 2026: 26,444,807), par value $0.01; issued and outstanding (March 31, 2026: 17,320,078) ................................................................................................................................................................................ 173 173 178 178 178 Class B, authorized (March 31, 2026: 84,677,932), par value $0.01; issued and outstanding (March 31, 2026: 66,549,525) ................................................................................................................................................................................ 665 663 645 663 660 Class C, authorized (March 31, 2026: 15,403,649), par value $0.01; issued and outstanding (March 31, 2026: 15,403,649) ................................................................................................................................................................................ 154 154 160 160 179 Additional paid-in-capital .......................................................................................................................................................... 1,127,868 1,134,985 1,135,815 1,148,571 1,160,569 Accumulated other comprehensive loss ................................................................................................................................ (4,441) (4,441) (4,441) (4,441) (4,441) Retained earnings ..................................................................................................................................................................... 1,598,031 1,690,565 1,529,636 1,413,460 1,242,194 Total shareholders' equity .................................................................................................................................................... 2,722,450 2,822,099 2,661,993 2,558,591 2,399,339 Total liabilities, non-controlling interest, and shareholders' equity ......................................................................... $ 9,864,009 $ 9,571,613 $ 9,213,370 $ 8,913,050 $ 8,342,831 Summary Consolidated Results Consolidated Balance Sheets

8 March 31, 2026 ($ in thousands) Consolidated GAAP Balance Sheet Two Sigma Hamilton Fund Balances Unconsolidated Balance Sheet(1) Assets Fixed maturity investments, at fair value .................................................................................................................................................................................... $ 3,016,314 $ - $ 3,016,314 Short-term investments, at fair value ......................................................................................................................................................................................... 451,185 (450,809) 376 Investments in Two Sigma Funds, at fair value ........................................................................................................................................................................ 1,685,031 577,237 2,262,268 Total investments ... 5,152,530 126,428 5,278,958 Cash and cash equivalents ... 842,484 (305,499) 536,985 Restricted cash and cash equivalents ........................................................................................................................................................................................ 113,033 - 113,033 Premiums receivable ... 1,154,469 - 1,154,469 Paid losses recoverable ... 100,187 - 100,187 Deferred acquisition costs ... 291,312 - 291,312 Unpaid losses and loss adjustment expenses recoverable .................................................................................................................................................... 1,412,974 - 1,412,974 Receivables for investments sold ................................................................................................................................................................................................ 10,046 (6,162) 3,884 Prepaid reinsurance ... 418,978 - 418,978 Intangible assets ... 84,331 - 84,331 Other assets ... 283,665 (1,338) 282,327 Total assets ... $ 9,864,009 $ (186,571) $ 9,677,438 Liabilities, non-controlling interest, and shareholders' equity Liabilities Reserve for losses and loss adjustment expenses .................................................................................................................................................................. $ 4,595,810 $ - $ 4,595,810 Unearned premiums ... 1,583,245 - 1,583,245 Reinsurance balances payable .................................................................................................................................................................................................... 460,804 - 460,804 Payables for investments purchased .......................................................................................................................................................................................... 110,151 (93,741) 16,410 Term loan, net of issuance costs ................................................................................................................................................................................................. 149,769 - 149,769 Accounts payable and accrued expenses .................................................................................................................................................................................. 149,185 (235) 148,950 Payables to related parties ... 62,058 (62,058) - Total liabilities ... 7,111,022 (156,034) 6,954,988 Non-controlling interest - TS Hamilton Fund ....................................................................................................................................................................... 30,537 (30,537) - Shareholders' equity Common shares: Class A, par value $0.01 ... 173 - 173 Class B, par value $0.01 ... 665 - 665 Class C, par value $0.01 ... 154 - 154 Additional paid-in-capital ... 1,127,868 - 1,127,868 Accumulated other comprehensive loss ..................................................................................................................................................................................... (4,441) - (4,441) Retained earnings ... 1,598,031 - 1,598,031 Total shareholders' equity ... 2,722,450 - 2,722,450 Total liabilities, non-controlling interest, and shareholders' equity .............................................................................................................................. $ 9,864,009 $ (186,571) $ 9,677,438 Summary Consolidated Results Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet (1) We present our balance sheet on an unconsolidated basis above, which we believe is meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The unconsolidated balances are non-GAAP financial measures, with the above table providing an appropriate reconciliation to comparable GAAP measures.

9 Three Months Ended March 31, ($ in thousands) 2026 2025 Net realized gains (losses) on investments ................................................................................................................................................................................ $ 155,615 $ 118,658 Fixed maturities and short-term investments ................................................................................................................................................................................ 2,908 (477) TS Hamilton Fund ... 152,707 119,135 Change in net unrealized gains (losses) on investments ....................................................................................................................................................... (4,540) 130,135 Fixed maturities and short-term investments ................................................................................................................................................................................ (40,643) 34,487 TS Hamilton Fund ... 36,103 95,648 Net realized and unrealized gains (losses) on investments ................................................................................................................................................... 151,075 248,793 Net investment income (loss): Fixed maturities ... 34,476 25,287 Short-term investments ... 10 68 TS Hamilton Fund ... 1,636 1,736 Cash and cash equivalents ... 4,294 4,603 Other ... 409 459 Interest and other ... 40,825 32,153 Management fees ... (14,469) (12,965) Fixed maturities and short-term investments ................................................................................................................................................................................ (751) (564) TS Hamilton Fund ... (13,718) (12,401) Other expenses ... (327) (261) Fixed maturities and short-term investments ................................................................................................................................................................................ (149) (104) TS Hamilton Fund ... (178) (157) Net investment income (loss) ... 26,029 18,927 Total net realized and unrealized gains (losses) on investments and net investment income (loss) ......................................................................... 177,104 267,720 Net income (loss) attributable to non-controlling interest ............................................................................................................................................................... 83,494 100,394 Total net realized and unrealized gains (losses) on investments and net investment income (loss), net of non-controlling interest .............. $ 93,610 $ 167,326 Fixed income, short-term investments and cash and cash equivalents return ........................................................................................................................... $ 554 $ 63,759 TS Hamilton Fund return(1) ... $ 93,056 $ 103,567 Summary Consolidated Results Net Investment Return (1) Net of non-controlling interest performance incentive allocation

10 March 31, 2026 December 31, 2025 ($ in thousands) Fair Value % of Total Weighted Average Credit Rating Fair Value % of Total Weighted Average Credit RatingFixed Maturity Trading Portfolio and Short-Term Investments(1) Fixed maturities U.S. government treasuries ...................................................................... $ 634,019 18% Aa1 $ 797,834 23% Aa1 U.S. states, territories and municipalities ............................................... 12,809 0% Aa2 12,960 0% Aa2 Non-U.S. sovereign governments and supranationals ......................... 113,346 3% Aa1 110,861 3% Aa1 Corporate ..................................................................................................... 1,637,749 48% A3 1,584,144 46% A3 Residential mortgage-backed securities - Agency ................................ 228,744 7% Aa1 365,650 11% Aa1 Residential mortgage-backed securities - Non-agency ....................... 57,920 2% Aa1 32,545 1% Aaa Commercial mortgage-backed securities - Non-agency ...................... 82,199 2% Aa1 94,698 3% Aa1 Other asset-backed securities .................................................................. 249,528 7% Aa1 239,851 7% Aa1 Total fixed maturities .................................................................................. 3,016,314 87% A1 3,238,543 94% Aa3 Short-term investments ................................................................................ 451,185 13% Aa1 200,459 6% Aa1 Total fixed maturities and short-term investments ................................. $ 3,467,499 100% Aa3 $ 3,439,002 100% Aa3 Fixed Maturity and Short-Term Investments Credit Quality Summary Investment grade .......................................................................................... 100% 100% Non-investment grade .................................................................................. 0% 0% Total .............................................................................................................. 100% 100% Fixed Maturity and Short-Term Investments - Trading Portfolio(2) March 31, 2026 December 31, 2025 Average credit quality ................................................................................... A1 Aa3 Average yield to maturity ............................................................................. 4.5% 4.1% Book yield ....................................................................................................... 4.4% 4.3% Expected average duration (in years) ....................................................... 3.7 3.4 (1) Includes $450.8 million and $199.0 million of short-term investments, at March 31, 2026 and December 31, 2025, respectively, not managed by our external investment managers. (2) Fixed income portfolio managed by our external investment managers only. Summary Consolidated Results Fixed Maturity and Short-Term Investments

11 Three Months Ended March 31, 2026 Three Months Ended March 31, 2025 ($ in thousands) International Bermuda Total International Bermuda Total Gross premiums written ........................................................................ $ 442,908 $ 497,202 $ 940,110 $ 369,959 $ 473,347 $ 843,306 Net premiums written ............................................................................. 287,436 366,223 653,659 228,975 374,900 603,875 Net premiums earned ............................................................................ 290,791 279,724 570,515 240,567 258,361 498,928 Third party fee income ........................................................................... 2,546 4,204 6,750 4,332 330 4,662 Losses and loss adjustment expenses ............................................... 163,855 160,930 324,785 145,671 249,563 395,234 Acquisition costs ..................................................................................... 81,204 63,303 144,507 62,790 54,091 116,881 Other underwriting expenses ................................................................ 41,299 9,093 50,392 35,623 14,111 49,734 Underwriting income (loss) ................................................................... $ 6,979 $ 50,602 $ 57,581 $ 815 $ (59,074) $ (58,259) Key Ratios: Attritional loss ratio - current year ........................................................ 54.9% 53.9% 54.5% 52.1% 51.8% 51.9 % Attritional loss ratio - prior year development .................................... 1.4% 3.6% 2.4% (3.6) % (2.2) % (2.9) % Catastrophe loss ratio - current year ................................................... 0.0% 0.0% 0.0% 12.1% 50.6% 32.0 % Catastrophe loss ratio - prior year development ............................... 0.0% 0.0% 0.0% 0.0% (3.6) % (1.8) % Loss and loss adjustment expense ratio ............................................ 56.3% 57.5% 56.9% 60.6% 96.6% 79.2 % Acquisition cost ratio .............................................................................. 27.9% 22.6% 25.3% 26.1% 20.9% 23.4 % Other underwriting expense ratio ......................................................... 13.3% 1.7% 7.6% 13.0% 5.3% 9.0 % Combined ratio ........................................................................................ 97.5% 81.8% 89.8% 99.7% 122.8% 111.6 % Segment Results Consolidated Underwriting Results

12 Three Months Ended Year Ended March 31, December 31, September 30, June 30, March 31, December 31, ($ in thousands) 2026 2025 2025 2025 2025 2025 Gross premiums written .......................................................................................................... $ 940,110 $ 668,968 $ 698,845 $ 712,026 $ 843,306 $ 2,923,145 Net premiums written .............................................................................................................. 653,659 548,373 578,981 556,314 603,875 2,287,543 Net premiums earned .............................................................................................................. 570,515 576,686 522,999 511,163 498,928 2,109,776 Third party fee income ............................................................................................................ 6,750 12,756 4,169 5,014 4,662 26,601 Losses and loss adjustment expenses ................................................................................. 324,785 314,646 278,712 269,928 395,234 1,258,521 Acquisition costs ...................................................................................................................... 144,507 142,181 125,412 122,815 116,881 507,290 Other underwriting expenses ................................................................................................. 50,392 57,079 58,955 55,975 49,734 221,743 Underwriting income (loss) ..................................................................................................... $ 57,581 $ 75,536 $ 64,089 $ 67,459 $ (58,259) $ 148,823 Key Ratios: Attritional loss ratio - current year .......................................................................................... 54.5% 56.5% 55.4% 53.0% 51.9% 54.4 % Attritional loss ratio - prior year development ...................................................................... 2.4% (3.1) % (2.1) % (0.5) % (2.9) % (2.2) % Catastrophe loss ratio - current year .................................................................................... 0.0% 1.4% 0.0% 1.9% 32.0% 8.4 % Catastrophe loss ratio - prior year development ................................................................. 0.0% (0.2) % 0.0% (1.6) % (1.8) % (0.9) % Loss and loss adjustment expense ratio .............................................................................. 56.9% 54.6% 53.3% 52.8% 79.2% 59.7 % Acquisition cost ratio ................................................................................................................ 25.3% 24.7% 24.0% 24.0% 23.4% 24.0 % Other underwriting expense ratio .......................................................................................... 7.6% 7.7% 10.5% 10.0% 9.0% 9.2 % Combined ratio ......................................................................................................................... 89.8% 87.0% 87.8% 86.8% 111.6% 92.9 % Gross premiums written Property ..................................................................................................................................... $ 248,234 $ 76,203 $ 134,626 $ 207,488 $ 277,603 $ 695,920 Casualty ..................................................................................................................................... 397,430 379,830 377,483 322,446 315,097 1,394,855 Specialty .................................................................................................................................... 294,446 212,935 186,736 182,092 250,606 832,370 Total ......................................................................................................................................... $ 940,110 $ 668,968 $ 698,845 $ 712,026 $ 843,306 $ 2,923,145 Net premiums earned Property ..................................................................................................................................... $ 126,825 $ 125,109 $ 130,248 $ 124,019 $ 141,173 $ 520,549 Casualty ..................................................................................................................................... 265,978 261,562 243,997 232,047 217,672 955,278 Specialty .................................................................................................................................... 177,712 190,015 148,754 155,097 140,083 633,949 Total ......................................................................................................................................... $ 570,515 $ 576,686 $ 522,999 $ 511,163 $ 498,928 $ 2,109,776 Segment Results 5Q Consolidated Underwriting Results - Group

13 Three Months Ended Year Ended March 31, December 31, September 30, June 30, March 31, December 31, ($ in thousands) 2026 2025 2025 2025 2025 2025 Gross premiums written ......................................................................................................... $ 442,908 $ 422,345 $ 379,957 $ 344,799 $ 369,959 $ 1,517,060 Net premiums written .............................................................................................................. 287,436 340,588 304,410 258,089 228,975 1,132,061 Net premiums earned ............................................................................................................. 290,791 309,299 252,302 253,209 240,567 1,055,377 Third party fee income ............................................................................................................ 2,546 1,726 2,137 3,832 4,332 12,027 Losses and loss adjustment expenses ................................................................................ 163,855 166,998 133,895 124,733 145,671 571,298 Acquisition costs ...................................................................................................................... 81,204 81,195 67,007 65,683 62,790 276,676 Other underwriting expenses ................................................................................................ 41,299 50,388 41,703 39,507 35,623 167,221 Underwriting income (loss) .................................................................................................... $ 6,979 $ 12,444 $ 11,834 $ 27,118 $ 815 $ 52,209 Key Ratios: Attritional loss ratio - current year ......................................................................................... 54.9% 56.3% 55.3% 51.9% 52.1% 54.0 % Attritional loss ratio - prior year development ..................................................................... 1.4% (2.3) % (2.2) % (3.0) % (3.6) % (2.8) % Catastrophe loss ratio - current year .................................................................................... 0.0% 0.0% 0.0% 0.6% 12.1% 2.9 % Catastrophe loss ratio - prior year development ................................................................ 0.0% 0.0% 0.0% (0.2) % 0.0% 0.0 % Loss and loss adjustment expense ratio ............................................................................. 56.3% 54.0% 53.1% 49.3% 60.6% 54.1 % Acquisition cost ratio ............................................................................................................... 27.9% 26.3% 26.6% 25.9% 26.1% 26.2 % Other underwriting expense ratio .......................................................................................... 13.3% 15.7% 15.7% 14.1% 13.0% 14.7 % Combined ratio ........................................................................................................................ 97.5% 96.0% 95.4% 89.3% 99.7% 95.0 % Gross premiums written Property .................................................................................................................................... $ 54,496 $ 55,276 $ 63,894 $ 63,871 $ 54,526 $ 237,568 Casualty .................................................................................................................................... 166,577 185,152 167,107 140,441 135,563 628,262 Specialty ................................................................................................................................... 221,835 181,917 148,956 140,487 179,870 651,230 Total ........................................................................................................................................ $ 442,908 $ 422,345 $ 379,957 $ 344,799 $ 369,959 $ 1,517,060 Net premiums earned Property .................................................................................................................................... $ 50,586 $ 47,772 $ 47,813 $ 43,706 $ 45,705 $ 184,995 Casualty .................................................................................................................................... 99,880 104,188 91,841 89,233 90,568 375,831 Specialty ................................................................................................................................... 140,325 157,339 112,648 120,270 104,294 494,551 Total ........................................................................................................................................ $ 290,791 $ 309,299 $ 252,302 $ 253,209 $ 240,567 $ 1,055,377 Segment Results 5Q Underwriting Results - International

14 Three Months Ended Year Ended March 31, December 31, September 30, June 30, March 31, December 31, ($ in thousands) 2026 2025 2025 2025 2025 2025 Gross premiums written ........................................................................................................ $ 497,202 $ 246,623 $ 318,888 $ 367,227 $ 473,347 $ 1,406,085 Net premiums written ............................................................................................................. 366,223 207,785 274,571 298,225 374,900 1,155,482 Net premiums earned ............................................................................................................ 279,724 267,387 270,697 257,954 258,361 1,054,399 Third party fee income ........................................................................................................... 4,204 11,030 2,032 1,182 330 14,574 Losses and loss adjustment expenses ............................................................................... 160,930 147,648 144,817 145,195 249,563 687,223 Acquisition costs ..................................................................................................................... 63,303 60,986 58,405 57,132 54,091 230,614 Other underwriting expenses ............................................................................................... 9,093 6,691 17,252 16,468 14,111 54,522 Underwriting income (loss) ................................................................................................... $ 50,602 $ 63,092 $ 52,255 $ 40,341 $ (59,074) $ 96,614 Key Ratios: Attritional loss ratio - current year ........................................................................................ 53.9% 56.7% 55.6% 54.2% 51.8% 54.6 % Attritional loss ratio - prior year development .................................................................... 3.6% (4.1) % (2.1) % 2.0% (2.2) % (1.6) % Catastrophe loss ratio - current year ................................................................................... 0.0% 3.0% 0.0% 3.2% 50.6% 13.9 % Catastrophe loss ratio - prior year development ............................................................... 0.0% (0.4) % 0.0% (3.1) % (3.6) % (1.7) % Loss and loss adjustment expense ratio ............................................................................ 57.5% 55.2% 53.5% 56.3% 96.6% 65.2 % Acquisition cost ratio .............................................................................................................. 22.6% 22.8% 21.6% 22.1% 20.9% 21.9 % Other underwriting expense ratio ......................................................................................... 1.7% (1.6) % 5.6% 5.9% 5.3% 3.8 % Combined ratio ....................................................................................................................... 81.8% 76.4% 80.7% 84.3% 122.8% 90.9 % Gross premiums written Property ................................................................................................................................... $ 193,738 $ 20,927 $ 70,732 $ 143,617 $ 223,077 $ 458,352 Casualty ................................................................................................................................... 230,853 194,678 210,376 182,005 179,534 766,593 Specialty .................................................................................................................................. 72,611 31,018 37,780 41,605 70,736 181,140 Total ....................................................................................................................................... $ 497,202 $ 246,623 $ 318,888 $ 367,227 $ 473,347 $ 1,406,085 Net premiums earned Property ................................................................................................................................... $ 76,239 $ 77,337 $ 82,435 $ 80,313 $ 95,468 $ 335,554 Casualty ................................................................................................................................... 166,098 157,374 152,156 142,814 127,104 579,447 Specialty .................................................................................................................................. 37,387 32,676 36,106 34,827 35,789 139,398 Total ....................................................................................................................................... $ 279,724 $ 267,387 $ 270,697 $ 257,954 $ 258,361 $ 1,054,399 Segment Results 5Q Underwriting Results - Bermuda

15 Region Peril Probability of Exceedance Group Net PML ($m)(1) % of Shareholders' Equity Florida U.S. Hurricane 1 in 100 $ 245.3 9.0 % Northeast U.S. Hurricane 1 in 100 249.9 9.2 % Gulf (TX - AL) U.S. Hurricane 1 in 100 191.3 7.0 % California Earthquake 1 in 250 270.0 9.9 % Pacific Northwest Earthquake 1 in 250 135.6 5.0% (1) Group Net PML is a measure of loss across all Hamilton entities net of recoveries from various reinsurance contracts and catastrophe bonds we purchase to mitigate catastrophe losses and net of estimated reinstatement premium to renew coverage. Our peak natural catastrophe PMLs are derived using vendor catastrophe models that serve as a baseline and proprietary tools that allow us to make a number of significant adjustments. Adjustments are informed by periodic evaluation of vendor models and risk learning from comparing actual and modeled losses of catastrophe events, thus allowing for a view of risk that we believe is materially more complete and appropriate to the current risk landscape. Our peak natural catastrophe PMLs are measured using stochastic models that use hypothetical events of perils such as hurricanes and earthquakes. We define PML as the anticipated loss, taking into account contract terms and limits, caused by a single catastrophe affecting a broad contiguous geographical area, and are expressed at refine "return periods", such as "100-year events" and "250-year events". For example, a 100-year PML is the estimated loss to the current in-force portfolio from a single event which has a 1% probability of being exceeded in a twelve month period. Due to the uncertain nature of catastrophes and the hypothetical nature of vendor catastrophe models we use for estimating losses, there is no assurance that actual losses we experience within a time period will match the modeled PML. This approach to measuring catastrophe losses, however, is consistent with the best practice in the industry and employed by almost all of our peers. Other Information Modeled Exposure to Catastrophe Losses (PML) Net Probable Maximum Loss ("PML") as of April 1, 2026 ($ in millions)

16 Other Information Non-GAAP Measures We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements that management uses to assess our operating results are considered non-GAAP financial measures under Regulation G and Item 10(e) of Regulation S-K, each promulgated by the SEC. We believe that these non- GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Where appropriate, reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included below. Operating Income (Loss) Attributable to Common Shareholders, Operating Income (Loss) Attributable to Common Shareholders per Common Share - Diluted and Operating Return on Average Common Shareholders' Equity - Annualized Operating income (loss) attributable to common shareholders, as used herein, differs from net income (loss) and other comprehensive income (loss) attributable to common shareholders, which we believe is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on fixed maturity and short term investments, and net foreign exchange gains and losses. We also use operating income (loss) attributable to common shareholders to calculate operating income (loss) attributable to common shareholders per common share - diluted and operating return on average common shareholders' equity - annualized. We believe that operating income (loss) attributable to common shareholders, operating income (loss) attributable to common shareholders per common share - diluted and operating return on average common shareholders' equity - annualized are meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The following tables are a reconciliation of: net income (loss) and other comprehensive income (loss) attributable to common shareholders to operating income (loss) attributable to common shareholders; net income (loss) and other comprehensive income (loss) attributable to common shareholders per common share - diluted to operating income (loss) attributable to common shareholders per common share - diluted; and return on average common shareholders' equity - annualized to operating return on average common shareholders' equity - annualized. Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

17 Return on average common shareholders' equity - annualized .................................................................................................................................................... 19.3% 13.7 % Adjustment for: Net realized (gains) losses on investments - Fixed maturity and short-term investments(1) ..................................................................................................... (0.4) % 0.1 % Net unrealized (gains) losses on investments - Fixed maturity and short-term investments(1) ................................................................................................ 5.9% (5.8) % Net foreign exchange (gains) losses ................................................................................................................................................................................................. (0.7) % 0.4 % Operating return on average common shareholders' equity - annualized ................................................................................................................................... 24.1% 8.4 % Other Information Non-GAAP Measures Net income (loss) and other comprehensive income (loss) attributable to common shareholders per common share - diluted ....................................... $ 1.31 $ 0.77 Adjustment for: Net realized (gains) losses on investments - Fixed maturity and short-term investments(1) ..................................................................................................... (0.03) — Net unrealized (gains) losses on investments - Fixed maturity and short-term investments(1) ................................................................................................ 0.40 (0.32) Net foreign exchange (gains) losses ................................................................................................................................................................................................. (0.04) 0.02 Operating income (loss) attributable to common shareholders per common share - diluted ................................................................................................... $ 1.64 $ 0.47 Three Months Ended March 31, ($ in thousands) 2026 2025 Net income (loss) and other comprehensive income (loss) attributable to common shareholders ......................................................................................... $ 133,538 $ 80,872 Adjustment for: Net realized (gains) losses on investments - Fixed maturity and short-term investments(1) ..................................................................................................... (2,908) 477 Net unrealized (gains) losses on investments - Fixed maturity and short-term investments(1) ................................................................................................. 40,643 (34,487) Net foreign exchange (gains) losses .................................................................................................................................................................................................. (4,539) 2,529 Operating income (loss) attributable to common shareholders ..................................................................................................................................................... $ 166,734 $ 49,391 Operating Income (Loss) Attributable to Common Shareholders, Operating Income (Loss) Attributable to Common Shareholders per Common Share - Diluted and Operating Return on Average Common Shareholders' Equity - Annualized (continued) (1) Fixed income portfolio managed by our external investment managers only.

18 Underwriting Income (Loss) We calculate underwriting income (loss) on a pre-tax basis as net premiums earned less losses and loss adjustment expenses, acquisition costs and other underwriting expenses (net of third party fee income). We believe that this measure of our performance focuses on the core fundamental performance of the Company’s reportable segments in any given period and is not distorted by investment market conditions, corporate expense allocations or income tax effects. The table below reconciles underwriting income (loss) to net income (loss), the most directly comparable GAAP financial measure: Three Months Ended March 31, ($ in thousands) 2026 2025 Underwriting income (loss) ... $ 57,581 $ (58,259) Total net realized and unrealized gains (losses) on investments and net investment income (loss) ........................................................................................... 177,104 267,720 Net foreign exchange gains (losses) ....................................................................................................................................................................................................... 4,539 (2,529) Corporate expenses ... (11,072) (12,968) Amortization of intangible assets ... (4,020) (3,890) Interest expense ... (4,777) (5,602) Income tax (expense) benefit ... (2,323) (3,206) Net income (loss), prior to non-controlling interest ............................................................................................................................................................................... $ 217,032 $ 181,266 Other Information Non-GAAP Measures Third Party Fee Income Third party fee income includes income that is incremental and/or directly attributable to our underwriting operations. It is primarily comprised of fees earned by the International segment for management services provided to third party syndicates and consortia and by the Bermuda segment for management and performance based fees generated by our third party capital manager, Ada Capital Management Limited. We believe that this measure is a relevant component of our underwriting income (loss), with other income (loss) being the most directly comparable GAAP financial measure. Three Months Ended March 31, ($ in thousands) 2026 2025 Third party fee income ... $ 6,750 $ 4,662 Other income (loss) ... $ 6,750 $ 4,662

19 Three Months Ended March 31, ($ in thousands) 2026 2025 Other underwriting expenses ... $ 50,392 $ 49,734 Corporate expenses ... 11,072 12,968 General and administrative expenses ..................................................................................................................................................................................................... $ 61,464 $ 62,702 Other Information Non-GAAP Measures Other Underwriting Expenses Other underwriting expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in Note 8, Segment Reporting in the unaudited condensed consolidated financial statements, it is considered a non-GAAP financial measure when presented elsewhere. Corporate expenses include holding company costs necessary to support our reportable segments. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from other underwriting expenses, and therefore, underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to other underwriting expenses, also includes corporate expenses. The table below reconciles other underwriting expenses to general and administrative expenses, the most directly comparable GAAP financial measure: Other Underwriting Expense Ratio Other Underwriting Expense Ratio is a measure of the other underwriting expenses (net of third party fee income) incurred by the Company and is expressed as a percentage of net premiums earned. Loss Ratio Attritional Loss Ratio – current year is the attritional losses incurred by the company relating to the current year divided by net premiums earned. Attritional Loss Ratio – prior year development is the attritional losses incurred by the company relating to prior years divided by net premiums earned. Catastrophe Loss Ratio – current year is the catastrophe losses incurred by the company relating to the current year divided by net premiums earned. Catastrophe Loss Ratio – prior year development is the catastrophe losses incurred by the company relating to prior years divided by net premiums earned. Combined Ratio Combined Ratio is a measure of our underwriting profitability and is expressed as the sum of the loss and loss adjustment expense ratio, acquisition cost ratio and other underwriting expense ratio. A combined ratio under 100% indicates an underwriting profit, while a combined ratio over 100% indicates an underwriting loss.